EXHIBIT 23
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                               TANDYCRAFTS, INC.


                       Consent of Independent Accountants


      We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No's. 33-85550, 33-85548 and 33-57525) and to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-88290) of Tandycrafts, Inc. of our report dated August 11, 1997, appearing on page 18 of this Form 10-K.



Price Waterhouse LLP

Fort Worth, Texas
September 26, 1997